FILTRONIC plc

                           CERTIFICATIONS EXHIBIT 12.1              EXHIBIT 12.1


I, J David Rhodes, certify that:

1.   I have reviewed this annual report on Form 20-F of Filtronic plc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report;

4.   The  company's  other  certifying   officers  and  I  are  responsible  for
     establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules l3a-15(e) and 15d-15(e)) for the company and have:

     a. designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our
          supervision, to ensure that  material   information   relating  to
          the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. [omitted pursuant to the guidance of Release No. 33-8238 (June 5, 2003)]

     c. evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5. The company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and the audit committee of the company's board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarise and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

Date:     November 28, 2003

                                                    By:     /s/ J David Rhodes
                                                    --------------------------
                                                    Name:   J David Rhodes
                                                    Title:  Executive Chairman
                                                            and Chief Executive
                                                            Officer

I, John Samuel, certify that:

1.   I have reviewed this annual report on Form 20-F of Filtronic plc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of and for, the periods presented in this annual report;

4.   The  company's  other  certifying   officers  and  I  are  responsible  for
     establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the company and have:

     a. designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared.

     b.   (omitted pursuant to the guidance of Release No. 33-8238 (June 5,
           2003))

     c. evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5. The company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company's auditors and the audit committee of the company's board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

Date:     November 28, 2003

                                                      By      /s/  John Samuel
                                                      ------------------------
                                                      Name:   John Samuel
                                                      Title:  Finance Director
                                                              and Chief
                                                              Financial Officer